                                                                10.1.1.b




                         AMENDMENT NUMBER TWO TO THE
         TELXON'S RETIREMENT AND UNIFORM MATCHING PROFIT SHARING PLAN




Effective Date:   April 1, 1994


Section 1.14, "EMPLOYEE" of the Plan and Trust Document, is hereby amended to include the following provision:

        Employee shall not include any person rendering service on a temporary basis (as determined by the usual or historical categories of employment as established by the Employer or any of its affiliates), or employees classified as casual labor, or else a person serving solely as a director of the Employer or any of the Employer's affiliates.

        Participants in the above classification will no longer be eligible for participation on or after the above effective date.



Executed by the Employer on the 1st day of April, 1994
                                ---        -----    --


                                            TELXON CORPORATION

/s/ Meg Pais                             By /s/ Dan R. Wipff, Pres.
- ------------------------------------        -----------------------------
Witness as to Employer                      Employer


                                            MICRO OFFICE SYSTEM TECHNOLOGY

/s/ Meg Pais                             By /s/ Dan R. Wipff, Pres.
- ------------------------------------        -----------------------------
Witness as to Participating Employer        Participating Employer


                                            TELETRANSACTION

/s/ Meg Pais                             By /s/ Yung Fu Chang
- ------------------------------------        -----------------------------
Witness as to Participating Employer        Participating Employer


                                            PTC AIRCO

/s/ Meg Pais                             By /s/ Dan R. Wipff, Pres.
- ------------------------------------        -----------------------------
Witness as to Participating Employer        Participating Employer
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Page Two, continued

Effective Date:   April 1, 1994

AMENDMENT NUMBER TWO TO THE
TELXON'S RETIREMENT AND UNIFORM MATCHING PROFIT SHARING PLAN


                                            RETAIL TECHNOLOGY GROUP

/s/ Meg Pais                             By /s/ Dan R. Wipff
- ------------------------------------        -----------------------------
Witness as to Participating Employer        Participating Employer


                                            AIRONET CORPORATION

/s/ Meg Pais                             By /s/ Robert A. Eberle, Secretary
- ------------------------------------        -----------------------------
Witness as to Participating Employer        Participating Employer


                                            PENRIGHT! CORPORATION

/s/ Meg Pais                             By /s/ Robert A. Eberle, Secretary
- ------------------------------------        -----------------------------
Witness as to Participating Employer        Participating Employer


                                            METANETICS CORPORATION

/s/ Meg Pais                             By /s/ Robert A. Eberle, Secretary
- ------------------------------------        -----------------------------
Witness as to Participating Employer        Participating Employer